SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.___)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
HERBALIFE LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

HERBALIFE LTD.
Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders
to Be Held on Thursday, April 29, 2010
The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/hlf
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.
HERBALIFE LTD. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 19, 2010 to facilitate timely delivery.
TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials) By opting to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688). Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/hlf
TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.
Dear Herbalife Ltd. Shareholder:
The 2010 Annual General Meeting of Shareholders of Herbalife Ltd. (the “Company”) will be held at the principal executive offices of one of the Company’s U.S. subsidiaries at 800 West Olympic Blvd., Suite 406, Los Angeles, California, 90015, on Thursday, April 29, 2010, at 9:00 a.m., Pacific Daylight Time.
Proposals to be considered at the Annual General Meeting:
(1) Elect three directors, each for a term of three years;
(2) Approve an amendment to and restatement of the Company’s 2005 Stock Incentive Plan to, among other things, increase the authorized number of Common Shares issuable thereunder by 700,000;
(3) Ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for fiscal 2010; and
(4) Act upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.
The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.
The Board of Directors has fixed the close of business on March 1, 2010 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual General Meeting or any adjournment(s) or postponement(s) thereof.

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual General Meeting. Directions to attend the Annual General Meeting where you may vote in person can be found on our website, www.ir.herbalife.com.
Meeting Location:
Herbalife International of America, Inc. 800 West Olympic Blvd. Suite 406 Los Angeles, California 90015
The following materials are available for you to review online:
· the Company’s 2010 Proxy Statement (including all attachments thereto);
· the Company’s Annual Report for the year ended December 31, 2009 (which is not deemed to be part of the official proxy soliciting materials); and
· any amendments to the foregoing materials that are required to be furnished to shareholders.
To request a paper copy of the Proxy Materials:
(you must reference your 11-digit control number located on the reverse side of this form) Telephone: 18883130164 (outside of the U.S. and Canada call 2016806688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/hlf
The Proxy Materials for Herbalife Ltd. are available to review at:
http://www.proxyvoting.com/hlf
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.
HOW TO VOTE BY INTERNET
We encourage you to review the proxy materials online before voting.
Use the Internet to vote your shares. On the landing page of the above website in the box labeled
“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.
Have this notice in hand when you access the website.
You will need to reference the 11digit control number located on the reverse side.